                                                                   Exhibit 10.12


            Schedule to Exhibit 10.14 to the Form 10-K Annual Report
                  of DQE for the year ended December 31, 1996



A Non-Competition and Confidentiality Agreement which was substantially identical to that filed as Exhibit 10.14 was entered into with the following parties, differing only as to the date executed:



                 William J. DeLeo      Duquesne Light Company